UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2005

Aon Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

200 East Randolph Street, Chicago, Illinois		60601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 9, 2005, Aon Corporation (the “Company”) entered into a Letter Agreement (the “Agreement”) with Patrick G. Ryan, the Company’s Executive Chairman.

The Agreement addresses certain benefits to be provided to Mr. Ryan by the Company, including: (i) accelerated vesting of stock options; (ii) health care coverage; and (iii) supplemental pension benefits.

The foregoing summary is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)—(b)    Not applicable.

(c)                                         Exhibits:

Exhibit Number	Description of Exhibit

10.1	Letter Agreement dated as of December 9, 2005 between Aon Corporation and Patrick G. Ryan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon CORPORATION

	By:	/s/ D. Cameron Findlay
D. Cameron Findlay Executive Vice President and General Counsel

Date: December 9, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Letter Agreement dated as of December 9, 2005 between Aon Corporation and Patrick G. Ryan.